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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) October 12, 2001


                           GATX FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



            Delaware                     1-8319                 94-1661392
(State or other jurisdiction of       (Commission            (I.R.S. employer
         incorporation)               file number)        identification number)



                             500 West Monroe Street,
                          Chicago, Illinios 60661-3676
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (312) 621-6200

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ITEM 5.  OTHER EVENTS.

On July 31, 2001, GATX Rail Corporation was merged into its wholly-owned subsidiary GATX Capital Corporation, which concurrently changed its name to GATX Financial Corporation. On June 22, 2001, GATX Capital Corporation entered into Credit Agreements totaling $425,000,000 ($283,333,333.33 Three-Year Credit Agreement and $141,666,666.67 One-Year Credit Agreement). On June 30, 2001, GATX Rail Corporation and GATX Capital Corporation entered into an Amendment and Consent for the GATX Rail Corporation $350,000,000 Credit Agreement dated May 14, 1998 (incorporated by reference into GATX Rail Corporation Quarterly Report on Form 10-Q for the period ended June 30, 1998) that became effective August 1, 2001.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

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99a.     $283,333,333.33 Credit Agreement dated June 22, 2001 among GATX Capital
         Corporation, the lenders listed therein, The Chase Manhattan Bank as Administrative Agent, Citibank, N.A. as Syndication Agent, Bank of America, N.A., Credit Lyonnais New York Branch, and Fleet National Bank as Co-Documentation Agents and J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. as Joint Lead Arrangers and Joint Bookrunners is submitted to the SEC along with the electronic submission of this Form 8-K.

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99b.     $141,666,666.67 Credit Agreement dated June 22, 2001 among GATX Capital
         Corporation, the lenders listed therein, The Chase Manhattan Bank as Administrative Agent, Citibank, N.A. as Syndication Agent, Bank of America, N.A., Credit Lyonnais New York Branch and Fleet National Bank as Co-Documentation Agents and J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. as Joint Lead Arrangers and Joint Bookrunners is submitted to the SEC along with the electronic submission of this Form 8-K.

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99c.     Amendment and Consent dated June 30, 2001 for the GATX Rail Corporation
         $350,000,000 Credit Agreement dated May 14, 1998 (incorporated by reference into GATX Rail Corporation Quarterly Report on Form 10-Q for the period ended June 30, 1998) among GATX Rail Corporation, GATX Capital Corporation, the banks listed therein, Bank One, N.A. as Administrative Agent, and Morgan Guaranty Trust Company of New York as Documentation Agent is submitted to the SEC along with the electronic submission of this Form 8-K.

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                              GATX FINANCIAL CORPORATION
                                      ------------------------------------------
                                                   (Registrant)

                                               /s/ Brian A. Kenney
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                                                  Brian A. Kenney
                                                Vice President and
                                              Chief Financial Officer
                                             (Duly Authorized Officer)



Date:  October 12, 2001